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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated July 3, 1996 appearing on page F-1 of The Right Start, Inc.'s Annual Report on Form 10-K for the fiscal year ended June 1, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.




PRICE WATERHOUSE LLP

Los Angeles, California
December 5, 1996